                                                                     EXHIBIT 4.1

       ------                        LOGO                           ------
       NUMBER                     FILM ROMAN                        SHARES


SD __________                                                     __________

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

   COMMON                                                         COMMON
                               FILM ROMAN, INC.

 PAR VALUE $.01                            SEE REVERSE FOR CERTAIN DEFINITIONS
   PER SHARE                                         CUSIP  317234 10 2

THIS CERTIFIES THAT


as the record holder of
                       --------------------------------------------

          FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF

     FILM ROMAN, INC., transferable on the share register of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. Reference is made to the statement on the reverse hereof with respect to the classes of shares.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

SEAL

/s/                                            /s/
- -----------------------------                 -----------------------------
         Secretary                                Chairman of the Board
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                               FILM ROMAN, INC.

     Film Roman, Inc., is authorized to issue two classes of shares, Common and Preferred, and the Preferred may be issued in one or more series. A statement of the powers, designations, preferences and relative, participating, optional or other special rights to each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established by the certificate of incorporation or by any certificate of designation, and the number of shares constituting each series and the designations thereof, may be obtained upon request and without charge from the principal office of the corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                 UNIF GIFT ACT.........Custodian..................
TEN ENT -- as tenants by the entireties                           (Cust)            (Minor)
JT TEN --  as joint tenants with right of               Under Uniform Gifts to Minors
           survivorship and not as tenants in          Acts...........................
           common                                                  (State)
                                                UNIF TRF MIN ACT........Custodian (until age....)
                                                                  (Cust)
                                                            ......under Uniform Transfers
                                                            (Minor)
                                                     to Minors Act.......................
                                                                                   (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _________________________ hereby sell, assign and transfer unto

PLEASE IDENTIFY SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


          --------------

- --------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- ------------------------------------------------------------------------- Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

- ----------------------------------------------------------------------- Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     -------------------
                                x-------------------------------------
                                x-------------------------------------

                                NOTICE:  THE SIGNATURE(S) TO THIS ASSIGNMENT
                                         MUST CORRESPOND WITH THE NAME(S) AS
                                         WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE IN EVERY PARTICULAR,
                                         WITHOUT ALTERATION OR ENLARGEMENT OR
                                         ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By
  -----------------------------

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.